Exhibit 10.2

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated January 24, 2023, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated September 11, 2017, that certain Second Amendment to Credit Agreement, dated as of October 31, 2018, that certain Third Amendment to Credit Agreement, dated as of February 21, 2019, that certain Fourth Amendment to Credit Agreement, dated as of December 9, 2019, that certain Fifth Amendment to Credit Agreement dated as of January 8, 2021, that certain Sixth Amendment to Credit Agreement dated as of August 12, 2021, that certain Seventh Amendment to Credit Agreement dated as of January 31, 2022 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has informed the Administrative Agent that Bad Daddy’s International LLC (“BDI”) intends to enter into certain acquisition agreements pursuant to which BDI shall acquire (i) 76.7980% of the Equity Interests of Bad Daddy’s Burger Bar of Winston-Salem, LLC (“BD Winston”), (ii) 50.0000% of the Equity Interests of Bad Daddy’s of Fayetteville, LLC (“BD Fayetteville”), (iii) 42.1000% Equity Interests of BD of Greenville, LLC (“BD Greenville”), (iv) 49.0000% of the Equity Interests of BD of Wendover Commons, LLC (“BD Wendover”) and (v) 24.6591% Equity Interests of BD of McDaniel Village, LLC (“BD McDaniel”; collectively with BD Winston, BD Fayetteville, BD Greenville and BD Wendover, the “2023 JVs”) not previously owned by BDI, such that, after giving effect thereto, the 2023 JVs became wholly-owned Subsidiaries of BDI (the “2023 JV Acquisitions”);

WHEREAS, the Loan Parties have requested that the Lenders (x) consent to the 2023 JV Acquisitions and (y) make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders hereby (x) consent to the 2023 JV Acquisitions and (y) agree to amend the Credit Agreement, in each case, subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1      Amendments to Credit Agreement

(a)       The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended inserting the following new sentence at the end thereof:

Notwithstanding the foregoing, Consolidated EBITDA for any period which includes the fiscal quarter ending on or about (1) June 28, 2022 shall be deemed to include $206,823 in connection with the 2023 JV Acquisitions, (2) September 27, 2022 shall be deemed to include $200,994 in connection with the 2023 JV Acquisitions, (3) December 27, 2022 shall be deemed to include $221,370 in connection with the 2023 JV Acquisitions and (4) March 28, 2023 shall be deemed to include $28,917 in connection with the 2023 JV Acquisitions.

(b)           The definition of “Excluded Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended inserting the following new sentence at the end thereof:

“Excluded Subsidiary” (a) FAST Restaurants Co-Development Limited Partnership, (b) [RESERVED], (c) [RESERVED], (d) Bad Daddy’s Burger Bar of Winston-Salem, LLC, (e) Bad Daddy’s of Fayetteville, LLC, (f) BD of Greenville, LLC, (g) BD of Wendover Commons, LLC, (h) BD of McDaniel Village, LLC and (i) any other Subsidiary of the Loan Parties that is a joint venture any portion of the Equity Interests of which are held by a third party, unless consent of the third party to such Subsidiary guaranteeing the Obligations is obtained; provided that, following the consummation of the 2023 JV Acquisitions and the joinder of the 2023 JVs pursuant to Section 6.12(b) herein, Bad Daddy’s Burger Bar of Winston-Salem, LLC, Bad Daddy’s of Fayetteville, LLC BD of Greenville, LLC, BD of Wendover Commons, LLC, and BD of McDaniel Village, LLC shall no longer be deemed to be Excluded Subsidiaries.

(c)           The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 30, 2023; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(d)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“2023 JV Acquisitions” means the acquisitions made by Bad Daddy’s International LLC, following the Eighth Amendment Effective Date, of (i) 76.7980% of the Equity Interests of Bad Daddy’s Burger Bar of Winston-Salem, LLC, (ii) 50.0000% of the Equity Interests of Bad Daddy’s of Fayetteville, LLC, (iii) 42.1000% Equity Interests of BD of Greenville, LLC, (iv) 49.0000% of the Equity Interests of BD of Wendover Commons, LLC and (v) 24.6591% Equity Interests of BD of McDaniel Village, LLC, each not previously owned by Bad Daddy’s International LLC, such that, after giving effect thereto, each of the foregoing became wholly-owned Subsidiaries of Bad Daddy’s International LLC.

“2023 JVs” means (i) Bad Daddy’s Burger Bar of Winston-Salem, LLC, a North Carolina limited liability company, (ii) Bad Daddy’s of Fayetteville, LLC, a North Carolina limited liability company, (iii) BD of Greenville, LLC, a North Carolina limited liability company, (iv) BD of Wendover Commons, LLC, a North Carolina limited liability company, and (v) BD of McDaniel Village, LLC, a South Carolina limited liability company.

“Eighth Amendment Effective Date” means January 24, 2023.

(e)           Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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6.12        Covenant to Guarantee Obligations.

(a)       The Loan Parties will cause each of their Subsidiaries (other than an Excluded Subsidiary) whether newly formed, after acquired or otherwise existing to promptly (and in any event within thirty (30) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its sole discretion)) become a Guarantor hereunder by way of execution of a Joinder Agreement or such other joinder documents as the Administrative Agent shall deem appropriate for such purpose; provided, however, no Foreign Subsidiary shall be required to become a Guarantor to the extent such Guaranty would result in a material adverse tax consequence for the Borrower. In connection therewith, the Loan Parties shall give notice to the Administrative Agent not less than ten (10) days prior to creating a Subsidiary (or such shorter period of time as agreed to by the Administrative Agent in its sole discretion), or acquiring the Equity Interests of any other Person. In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to Sections 4.01(b), (c), (e) and (f) and 6.13 and such other documents or agreements as the Administrative Agent may reasonably request.

(b)       Within thirty (30) days of the Eighth Amendment Effective Date (or such longer period of time as agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall cause each of the 2023 JVs to become a Guarantor hereunder and provide (or cause to be provided) to the Administrative Agent the following, in each case in form and substance satisfactory to the Administrative Agent (along with any other documents as the Administrative Agent shall deem appropriate for such purpose):

(i)       a Joinder Agreement duly executed by each of the 2023 JVs, the Borrower and the Administrative Agent;

(ii)       (A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each of the 2023 JVs, (B) copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, and (C) tax lien, judgment and bankruptcy searches;

(ii)       searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property;

(iii)       completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral with respect to each of the 2023 JVs;

(iv)       Pledged Equity with respect to each of the 2023 JVs (to the extent such Pledged Equity is certificated); and

(v)       to the extent required to be delivered, filed, registered or recorded pursuant to the terms and conditions of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the 2023 JVs, together with allonges or assignments as may be necessary or appropriate to create and perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral with respect to each of the 2023 JVs;

(vi)       an officer’s certificate dated as of the date hereof, executed by a Responsible Officer of each of the 2023 JVs, certifying as to the Organization Documents of each of the 2023 JVs (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each of the 2023 JVs, the good standing, existence or its equivalent of each of the 2023 JVs and of the incumbency (including specimen signatures) of the Responsible Officers of each of the 2023 JVs; and

(vii)       to the extent requested by the Administrative Agent, an opinion or opinions of counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders, with respect to the joinder of the 2023 JVs.

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ARTICLE II

CONSENT TO JV ACQUISITIONS

2.1       Consent to JV Acquisitions. The Administrative Agent and the Lenders hereby consent to the 2023 JV Acquisitions; provided that, it is understood and agreed that, within thirty (30) days of the consummation of each of the 2023 JV Acquisitions, the Borrower shall cause each of the 2023 JVs to become a Guarantor under the Credit Agreement by way of execution of a Joinder Agreement pursuant to Section 6.12(b) of the Credit Agreement.

2.2       Consent Limitations. This consent shall be effective only to the extent specifically set forth herein and shall not be construed as a consent or waiver to any breach or default other than as specifically consented to or waived herein or as a consent to or waiver of any breach or default of which the Administrative Agent or any Lender has not been informed by the Borrower. This consent shall not operate as a consent to any other action or inaction by the Borrower or any other Loan Party or as a waiver of any right, power, or remedy of any Lender or the Administrative Agent under, or any provision contained in, the Credit Agreement except as specifically provided herein. Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation.

ARTICLE IIII

CONDITIONS

3.1      Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Eighth Amendment Effective Date”) upon receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

ARTICLE IV
MISCELLANEOUS

4.1      Amended Terms. On and after the Eighth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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4.2         Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)       Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)       The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(c)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)       The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)       No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)       The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)       The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3     Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

4.4       Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5       Expenses. The Loan Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.6       Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7       Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

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4.8       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.9       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

4.10     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

GUARANTORS:	GOOD TIMES DRIVE THRU INC.,
a Colorado corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

BD OF COLORADO LLC,
a Colorado limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its manager

		By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

GOOD TIMES RESTAURANTS INC.

EIGHTH AMENDMENT TO CREDIT AGREEMENT

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BAD DADDY’S FRANCHISE DEVELOPMENT, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

GOOD TIMES RESTAURANTS INC.

EIGHTH AMENDMENT TO CREDIT AGREEMENT

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BAD DADDY’S BURGER BAR, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

GOOD TIMES RESTAURANTS INC.

EIGHTH AMENDMENT TO CREDIT AGREEMENT

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer

GOOD TIMES RESTAURANTS INC.

EIGHTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	CADENCE BANK

	By:	/s/ Henry Loong
Name: Henry Loong
Title: Vice President

LENDERS:	CADENCE BANK

	By:	/s/ Henry Loong
Name: Henry Loong
Title: Vice President

GOOD TIMES RESTAURANTS INC.

EIGHTH AMENDMENT TO CREDIT AGREEMENT